                                     [Letterhead]

                            INDEPENDENT AUDITORS' CONSENT




The Board of Directors
Piper Funds Inc.:


We consent to the use of our report dated November 14, 1996 incorporated by reference herein and to the references to our Firm under the headings "FINANCIAL HIGHLIGHTS" in Part A and "FINANCIAL STATEMENTS" in Part B of the Registration Statement.


                                                 /s/KPMG Peat Marwick LLP
                                                    KPMG Peat Marwick LLP


Minneapolis, Minnesota
July 30,1997